Exhibit 99.1

Semrush Announces First Quarter 2023 Financial Results
05/08/2023
–First quarter revenue of $70.9 million, up 24% year over year
–Surpasses milestone of 100,000 paying customers
BOSTON--(BUSINESS WIRE)-- Semrush Holdings, Inc. (NYSE: SEMR), a leading online visibility management SaaS platform, today reported financial results for the first quarter ended March 31, 2023.

“I am pleased with our first quarter results - we achieved revenue growth of 24% year-over-year and ARR growth of 23% year-over-year based on strong new customer demand. During the quarter, we surpassed 100,000 paying customers, set record net-new customer additions, and had a record number of new trials. We are committed to making online marketing easier for businesses of any size and continue to provide professional marketers and growing businesses with exceptional value,” said Oleg Shchegolev, CEO and Co-Founder of Semrush.

“Looking ahead to the remainder of 2023, we are focused on further balancing our paid and organic marketing activities, expanding our App Center, automating more sales actions, and upgrading our product offerings to strengthen our leadership position in the industry. We continue to carefully manage expenses and drive towards sustained profitability. I believe that we have a long runway for growth fueled by product expansion, customer additions, and a strong demand environment for our technology," added Mr. Shchegolev.

First Quarter Financial Highlights

•First quarter revenue of $70.9 million, up 24% year over year.
•ARR of $293 million as of March 31, 2023, up 23% year over year.
•Dollar based net revenue retention of 116% as of March 31, 2023, compared to 118% in the previous quarter.
•Over 100,000 paying customers as of March 31, 2023, up approximately 15% from a year ago.
•Net loss of $9.9 million for the first quarter, compared with a net loss of $2.6 million from a year ago.
•Non-GAAP net loss of $7.1 million for the first quarter, which includes $1.0 million in expenses associated with our substantially completed relocation efforts, compared with non-GAAP net loss of $1.6 million from a year ago.

See “Non-GAAP Financial Measures & Definitions of Key Metrics” below for how Semrush defines ARR, dollar based net revenue retention, non-GAAP net loss, and the financial tables that accompany this release for reconciliations of each non-GAAP financial measure to its closest comparable GAAP financial measure.

First Quarter 2023 Business Highlights
Semrush is committed to empowering its customers with the best-in-class tools and services needed to boost their online presence and gain an edge in the market. In the first quarter, Semrush advanced and expanded many of our offerings in addition to significant talent investments:
•Leveraging Generative AI to provide enhanced, more efficient content creation capabilities through Semrush’s platform and App Center:
◦Recently launched ContentShake, an all-in-one content writing tool that uses AI and Semrush’s powerful competitive intelligence data to help customers build unique, engaging content faster.
◦Released AI Writing Assistant by Copymatic, an intelligent tool that uses AI to generate engaging and relevant copy in minutes.
◦Launched the AI Social Content Generator by Predis.AI, an AI content creation tool for social media that automatically generates content such as images, carousels, and videos with descriptive captions.
•Acquired Traffic Think Tank (TTT), a leading marketing education company and community that features premium content by and for world-class marketers to further enhance Semrush Academy.
•App Center finished the quarter with a total of 51 apps, 25 of which are from third-party partners.
•Semrush customers who pay more than $10K annually grew by more than 45% year over year.
•Ended the quarter with more than 885,000 registered free active customers, up more than 36% year over year.
•Ended the quarter with more than 20% of Semrush customers buying two or more products / Apps.
•Appointed Brian Mulroy (former SVP of Finance at Microsoft) as Chief Financial Officer and Channing Ferrer (former Chief Revenue Officer at Built In) as Chief Sales Officer.
•Appointed Anna Baird (former Chief Revenue Officer, Outreach Corporation) and Steven Aldrich (former Chief Product Officer at GoDaddy) to our board as independent, non-executive directors.

Business Outlook

Based on information as of today, May 8, 2023, we are issuing the following financial guidance:

Second Quarter 2023 Financial Outlook

•For the second quarter, we expect revenue in a range of $73.6 to $75.0 million dollars, which at the mid-point would represent growth of approximately 19% year over year.
•We expect a second quarter non-GAAP net loss of $3.0 to $1.5 million dollars.
Full-Year 2023 Financial Outlook

•For the full-year, we are reiterating our prior revenue guidance of $306.0 to $309.0 million dollars, which would represent growth at the midpoint of approximately 21% year over year.
•We continue to expect non-GAAP net income of breakeven to $3 million dollars for the full year 2023.

Reconciliation of non-GAAP net loss guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure, in particular the measures and effects of share-based compensation expense, employer taxes and tax deductions specific to equity compensation awards that are directly impacted by future hiring, turnover and retention needs. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Details

Semrush will host a conference call and webcast to discuss its financial results, business highlights, outlook and other matters, the details for which are provided below.

Date: Tuesday, May 9, 2023
Time: 8:30 a.m. ET
Hosts: Oleg Shchegolev, CEO, Brian Mulroy, CFO, Eugene Levin, President, and Andrew Warden, CMO
Conference ID: 3520221
Participant Toll Free Dial-In Number: 1 (888) 350-3436
Participant International Dial-In Number: 1 (646) 960-0185

Registration:
The live webcast of the conference call as well as the replay can be accessed for a limited time from the Semrush investor relations website at http://investors.semrush.com/.

About Semrush

Semrush is a leading online visibility management SaaS platform that enables businesses globally to run search engine optimization, pay-per-click, content, social media and competitive research campaigns and get measurable results from online marketing. Semrush offers insights and solutions for companies to build, manage, and measure campaigns across various marketing channels. Semrush, with over 100,000 paying customers, is headquartered in Boston and has offices in Philadelphia, Trevose, Austin, Dallas, Amsterdam, Barcelona, Belgrade, Berlin, Limassol, Prague, Warsaw, and Yerevan.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, guidance on financial results for the second quarter and full year of 2023, including revenue and non-GAAP net loss; statements about future operating results, including margin improvements, expense reductions, and sales and marketing productivity; statements regarding the expectations of demand for our products; statements about sales and marketing activities, App Center expansion, automations, product upgrades, and leadership position.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and

Analysis of Financial Condition and Results of Operations'' in our filings with the Securities and Exchange Commission ("SEC"), including our most recent annual report on form 10-K, and our subsequently filed quarterly reports and other SEC filings. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Additional information regarding these and other factors that could affect our results is included in our SEC filings, which may be obtained by visiting our Investor Relations page on its website at investors.semrush.com or the SEC's website at www.sec.gov.

Non-GAAP Financial Measure & Definitions of Key Metrics

Semrush has provided in this release the non-GAAP financial measure of non-GAAP net loss. Semrush uses this non-GAAP financial measure internally in analyzing its financial results and believes it is useful to investors, as a supplement to GAAP measures, in evaluating Semrush’s ongoing operational performance. Semrush believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in Semrush’s industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

ARR is defined as of a given date as the monthly recurring revenue that we expect to contractually receive from all paid subscription agreements that are actively generating revenue as of that date multiplied by 12. We include both monthly recurring paid subscriptions, which renew automatically unless canceled, as well as the annual recurring paid subscriptions so long as we do not have any indication that a customer has canceled or intends to cancel its subscription and we continue to generate revenue from them.

We updated our definition of ARR as of September 30, 2022. Prior to September 30, 2022, we defined ARR as the daily revenue of all paid subscription agreements that were actively generating revenue as of the last day of the reporting period multiplied by 365, except that we calculated the ARR from Prowly's customers as the monthly recurring revenue as of the last month of the reporting period multiplied by 12. We made this change because it simplifies the calculation and internal reporting of ARR, eliminates the impact of the number of days in a given month on ARR, and we believe the updated definition is a more widely used methodology in our industry.

Dollar-Based Net Revenue Retention is defined as (a) the revenue from our customers during the twelve-month period ending one year prior to such period as the denominator and (b) the revenue from those same customers during the twelve months ending as of the end of such period as the numerator. This calculation excludes revenue from new customers and any non-recurring revenue.

Non-GAAP net loss. We define non-GAAP net loss as GAAP net loss, excluding stock-based compensation expense. We believe non-GAAP net loss provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance.

Semrush Holdings, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three months ended March 31,
	2023	2022
Revenue	$70,870	$57,128
Cost of revenue ¹	12,639	11,587
Gross profit	58,231	45,541

Operating expenses
Sales and marketing ¹	35,496	25,830
Research and development ¹	13,880	8,138
General and administrative ¹	18,640	14,163
Exit costs	983	—
Total operating expenses	68,999	48,131
Loss from operations	(10,768)	(2,590)
Other income, net	1,705	159
Loss before income taxes	(9,063)	(2,431)
Provision for income taxes	797	140
Net loss	$(9,860)	$(2,571)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.07)	$(0.02)

Weighted-average number of shares of common stock used in computing net loss per share attributable to common stockholders:
Basic and diluted	141,650	140,790
¹ includes stock-based compensation expense as follows:

	Three months ended March 31,
	2023	2022
Cost of revenue	$17	$11
Sales and marketing	528	133
Research and development	343	149
General and administrative	1,908	639
Total stock-based compensation	$2,796	$932

	Three months ended March 31,
	2023	2022
Reconciliation of Non-GAAP net loss
Net loss	$(9,860)	$(2,571)
Stock-based compensation expense	2,796	932
Non-GAAP net loss	$(7,064)	$(1,639)

Semrush Holdings, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except per share data)

	As of
	March 31, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$56,889	$79,765
Short-term investments	175,416	157,774
Accounts receivable	3,858	3,559
Deferred contract costs, current portion	7,059	6,974
Prepaid expenses and other current assets	11,909	9,307
Total current assets	255,131	257,379
Property and equipment, net	7,061	8,076
Operating lease right-of-use assets	11,193	12,009
Intangible assets, net	11,301	10,286
Goodwill	7,766	6,529
Deferred contract costs, net of current portion	2,187	2,082
Other long-term assets	861	2,329
Total assets	$295,500	$298,690
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$11,373	$15,495
Accrued expenses	19,229	17,847
Deferred revenue	56,255	49,354
Current portion of operating lease liabilities	3,660	3,694
Other current liabilities	2,479	2,311
Total current liabilities	92,996	88,701
Deferred revenue, net of current portion	238	122
Deferred tax liability	15	11
Operating lease liabilities, net of current portion	8,042	8,929
Other long-term liabilities	756	1,023
Total liabilities	102,047	98,786
Stockholders' equity
Undesignated preferred stock, $0.00001 par value - 100,000 shares authorized, and no shares issued or outstanding as of March 31, 2023 or December 31, 2022	—	—
Class A common stock, $0.00001 par value - 1,000,000 shares authorized, and 118,182 shares issued and outstanding as of March 31, 2023; 43,743 shares issued and outstanding as of December 31, 2022	1	—
Class B common stock, $0.00001 par value - 160,000 shares authorized, and 23,657 shares issued and 23,604 outstanding as of March 31, 2023; 97,897 shares issued and 97,844 outstanding as of December 31, 2022	—	1
Additional paid-in capital	277,184	274,057
Accumulated other comprehensive deficit	(924)	(1,206)
Accumulated deficit	(82,808)	(72,948)
Total stockholders’ equity	193,453	199,904
Total liabilities and stockholders' equity	$295,500	$298,690

Semrush Holdings Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended
	March 31,
	2023	2022
Operating Activities
Net loss	$(9,860)	$(2,571)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization expense	1,487	1,455
Amortization of deferred contract costs	2,397	2,083
Non-cash income on investments	(1,716)	—
Non-cash lease expense	895	—
Stock-based compensation expense	2,796	932
Non-cash interest expense	53	—
Change in fair value of convertible debt securities	(134)	(661)
Deferred taxes	4	283
Other non-cash items	568	—
Changes in operating assets and liabilities
Accounts receivable	(1,104)	(353)
Deferred contract costs	(2,587)	(2,853)
Prepaid expenses and other current assets	(651)	1,240
Accounts payable	(4,226)	2,317
Accrued expenses	2,469	(940)
Other current liabilities	4	—
Deferred revenue	7,005	6,584
Other long-term liabilities	—	510
Change in operating lease liability	(1,009)	—
Net cash (used in) provided by operating activities	(3,609)	8,026
Investing Activities
Purchases of property and equipment	(268)	(370)
Purchases of short-term investments	(103,751)	—
Purchases of convertible debt securities	(323)	(2,000)
Capitalization of internal-use software development costs	(1,056)	(286)
Proceeds from sales and maturities of short-term investments	87,741	—
Cash paid for acquisition of businesses, net of cash acquired	(1,082)	(14,000)
Purchases of other investments	(150)	—
Net cash used in investing activities	(18,889)	(16,656)
Financing Activities
Proceeds from exercise of stock options	67	924
Proceeds from issuance of shares in connection with Employee Stock Purchase Plan	264	—
Payment of finance leases	(782)	(937)
Net cash used in financing activities	(451)	(13)
Effect of exchange rate changes on cash and cash equivalents	73	(1,259)
Decrease in cash, cash equivalents and restricted cash	(22,876)	(9,902)
Cash, cash equivalents and restricted cash, beginning of period	79,765	269,841
Cash, cash equivalents and restricted cash, end of period	$56,889	$259,939

Investor Relations Contact:
Brinlea C. Johnson
Managing Director
The Blueshirt Group
brinlea@blueshirtgroup.com

Media Contact:
Jesse Platz
VP of Analyst and Public Relations
Semrush Holdings, Inc.
jesse.platz@semrush.com

Source: Semrush Holdings, Inc.